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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

          ------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event report) December 1, 1999

                          PRIMEDEX HEALTH SYSTEMS, INC.
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             [Exact Name or Registrant as specified in its Charter]


        New York                        0-19019                  13-3326724
        --------                        -------                  ----------
[State or other jurisdiction      [Commission File No.]        [IRS Employer
of incorporation]                                            Identification No.]

             1516 Cotner Avenue, Los Angeles, California 90025-3303
             ------------------------------------------------------
               [Address of principal executive officers; ZIP Code]



         Registrant's Telephone No., including Area Code: (310) 478-7808



       -------------------------------------------------------------------
                  Former address, if changed since last report


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Item 4            Changes in Registrant's Certifying Accountants
------            ----------------------------------------------

                  (a) Moore, Stephens, P.C. have served as the independent accountants to Registrant. On December 1, 1999, Registrant and Moore, Stephens, P.C. terminated their relationship of client and auditor.

                      (i) The relationship was terminated by the Registrant as of December 1, 1999.

                      (ii) The accountants' opinion for the years ended October 31, 1997, and 1998, contained a qualification as to uncertainty as to the ability of Registrant to continue as a going concern;

                      (iii) The change in accountants was approved by the Board of Directors;

                      (iv) During the Registrant's two most recent fiscal years and any subsequent period to date, Registrant is not aware of any disagreement(s) with Moore, Stephens, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Moore, Stephens, P.C., would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report;

                      (v) None of the events described in paragraphs
(a)(1)(v)(A) through (D) of Item 304 of Regulation S-K occurred within the Registrant's two most recent fiscal years and up to the date of this Form 8-K.

                  (b) As of December 1, 1999, Moss Adams LLP has been engaged to audit Registrant. Prior to engaging Moss Adams LLP, neither Registrant nor someone on its behalf consulted Moss Adams LLP, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 7            Financial Statements, Pro Forma Financial Information and
------            Exhibits.
                  --------------------------------------------------------------

                  (c) Exhibits. The following exhibits are furnished with this Current Report.

                      Exhibit No.     Document
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                         16           Letters re Change in Certifying Accountant

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRIMEDEX HEALTH SYSTEMS, INC.

Dated:  December 8, 1999                 By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Howard G. Berger, M.D., President
                                            and Chief Financial Officer